Exhibit 99.1

PRESS RELEASE
Fidelity National Financial, Inc. Reports Third Quarter 2008 EPS of ($0.95); Results Include
a $261.6 Million Charge to Strengthen Reserve for Claim Losses
Jacksonville, Fla. — (October 22, 2008) — Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, specialty insurance, claims management services and information services, today reported operating results for the three-month and nine-month periods ended September 30, 2008.

	Three Months Ended	Three Months Ended
	September 30, 2008	September 30, 2007
Total revenue	$989.7 million	$1.36 billion
Net earnings (loss)	($198.3 million)	$6.5 million
Net earnings (loss) per diluted share	($0.95)	$0.03
Cash flow from operations	$6.2 million	$72.1 million

	Nine Months Ended	Nine Months Ended
	September 30, 2008	September 30, 2007
Total revenue	$3.31 billion	$4.22 billion
Net earnings (loss)	($164.1 million)	$174.7 million
Net earnings (loss) per diluted share	($0.78)	$0.79
Cash flow from (used in) operations	($55.9 million)	$299.9 million
     The following are summary financial and operational results for the operating segments of FNF for the three-month and nine-month periods ended September 30, 2008 and 2007:
     Fidelity National Title Group (“FNT”)

	Three Months Ended	Three Months Ended
	September 30, 2008	September 30, 2007
Total revenue	$872.6 million	$1.23 billion
Pre-tax earnings (loss)	($279.4 million)	$5.7 million
Pre-tax margin	N/A	0.5%

Three Months Ended September 30, 2008
Pre-tax loss	($279.4 million)
Charge to strengthen reserves	$261.6 million
Realized losses and impairments	$27.6 million
Accelerated lease expense	$12.5 million

Adjusted pre-tax earnings*	$22.3 million
Adjusted pre-tax margin*	2.6%

*	The adjusted pre-tax earnings and adjusted pre-tax margin are non-GAAP measures. The company has presented these measures because it believes they may be useful to investors as an additional measure of current operations. It is possible that the adjusting items have occurred in prior periods and may occur in future periods, as the company recorded a charge to strengthen reserves in the third quarter of 2007. These non-GAAP measures should not be considered in isolation or as a substitute for the comparable GAAP measures of pre-tax earnings and pre-tax margin.

	Nine Months Ended	Nine Months Ended
	September 30, 2008	September 30, 2007
Total revenue	$2.92 billion	$3.83 billion
Pre-tax earnings (loss)	($221.3 million)	$249.9 million
Pre-tax margin	N/A	6.5%

Month	Direct Orders Opened	Direct Orders Closed	Closing %
July 2008	135,500	90,600	67%
August 2008	128,900	87,300	68%
September 2008	143,000	82,700	58%

Third Quarter 2008	407,400	260,600	64%

Month	Direct Orders Opened	Direct Orders Closed	Closing %
July 2007	189,200	123,800	65%
August 2007	186,100	120,700	65%
September 2007	148,000	94,600	64%

Third Quarter 2007	523,300	339,100	65%

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In thousands)	Fee Per File
3rd Quarter 2008	14,800	9,200	$60,200	$6,600
3rd Quarter 2007	18,200	11,600	$90,000	$7,800
- The preceding table only includes commercial activity from FNF’s commercial offices in the national commercial division and does not attempt to capture potential commercial activity in our local offices.
     Specialty Insurance

	Three Months Ended	Three Months Ended
	September 30, 2008	September 30, 2007
Total revenue	$100.4 million	$107.0 million
Pre-tax earnings (loss)	($5.8 million)	$10.3 million
Pre-tax margin	N/A	9.6%

	Nine Months Ended	Nine Months Ended
	September 30, 2008	September 30, 2007
Total revenue	$286.0 million	$309.8 million
Pre-tax earnings	$16.8 million	$49.6 million
Pre-tax margin	5.9%	16.0%
     “We continue to operate our businesses in an extremely difficult economic environment,” said Chairman William P. Foley, II. “Order counts in the title business continued to be weak in July and August, with a short-lived increase in early September that lasted only a few weeks. We remain focused on cost and expense management throughout the company, as we eliminated approximately 1,000 additional positions in the third quarter. The majority of those eliminations came later in the quarter, so our reported results do not reflect any significant benefit from those late quarter staffing reductions. Additionally, on October 1, we instituted a 10% company-wide pay reduction that will most likely remain in place through the first quarter of 2009. We also continued to close title and escrow offices during the third quarter, closing more than 115 offices at a total accelerated lease expense of $12.5 million. The significant weakness in the capital markets also required us to record $42 million in realized losses during the quarter, with $7 million in actual realized losses from securities sold and $35 million in impairments from corporate bonds and equity securities. We continue to manage our investment portfolio in a conservative fashion, as the average rating remains Aa1/AA+ and the duration remains approximately three years. The $35 million in impairments are other than temporary accounting impairments, not actual cash losses. The final material event during the quarter was the $261.6 million reserve strengthening charge. Based on continued adverse reported and paid claims trends over the last six quarters, we made the decision in the third quarter to more heavily weight the three most recent full year’s data on loss experience in the actuarial model and incorporate that data into the assumptions and factors that determine ultimate expected loss experience for all prior calendar years. This particular change was the primary driver in requiring a significant increase in the level of our balance sheet reserve position. We believe this update to the actuarial model better reflects the expected loss experience that we will ultimately record because of this very difficult market.
     “Our specialty insurance business earnings were negatively impacted by the numerous hurricanes that hit during this summer, as we incurred homeowner’s losses during the quarter, but we won’t see the benefit of the increased flood claim processing revenue until the fourth quarter. Finally, our two major minority-owned investments, Sedgwick and Ceridian, both continue to generate consistent EBITDA margins, despite the tough operating environment. Overall, we are focused on continuing to navigate our way through these challenging times, maintaining profitability in our title insurance operation, providing significant liquidity and ensuring the strength of our balance sheet.”
     Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, specialty insurance, claims management services and information services. FNF is one of the nation’s largest title insurance companies through its title insurance underwriters — Fidelity National Title, Chicago Title, Ticor Title, Security Union Title and Alamo Title — that issue approximately 27 percent of all title insurance policies in the United States. FNF also provides flood insurance, personal lines insurance and home warranty insurance through its specialty insurance business. FNF also is a leading provider of outsourced claims management services to large corporate and public sector entities through its minority-owned subsidiary, Sedgwick CMS. FNF is also a leading information services company in the human resource, retail and transportation markets through another minority-owned subsidiary, Ceridian Corporation. More information about FNF can be found at www.fnf.com.
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; continued weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on operating subsidiaries as a source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended		Nine months ended
	September 30,		September 30,
	2008	2007	2008	2007
	(Unaudited)		(Unaudited)
Direct title premiums	$286,551	$391,065	$912,370	$1,258,166
Agency title premiums	323,769	537,598	1,171,120	1,677,606

Total title premiums	610,320	928,663	2,083,490	2,935,772
Escrow, title-related and other fees	290,613	280,024	857,072	836,480

Total title and escrow	900,933	1,208,687	2,940,562	3,772,252

Specialty insurance	99,902	102,844	278,890	297,573
Interest and investment income	30,878	47,709	102,951	141,014
Realized gains and losses	(42,030)	2,168	(15,762)	12,449

Total revenue	989,683	1,361,408	3,306,641	4,223,288

Personnel costs	337,809	427,683	1,065,941	1,315,695
Other operating expenses	309,052	283,928	896,778	814,590
Agent commissions	254,883	415,307	911,692	1,298,340
Depreciation and amortization	35,068	32,348	106,679	92,894
Claim loss expense	359,664	189,426	547,596	413,495
Interest expense	16,081	12,782	50,935	37,194

Total expenses	1,312,557	1,361,474	3,579,621	3,972,208

Earnings before income taxes	(322,874)	(66)	(272,980)	251,080
Income tax expense	(125,488)	(4,075)	(112,146)	81,441

Earnings (loss) before equity investments and minority interest	(197,386)	4,009	(160,834)	169,639

Earnings (losses) from equity investments	(2,717)	2,761	(7,385)	4,620
Minority interest	(1,801)	298	(4,087)	(447)

Net earnings (loss)	$(198,302)	$6,472	$(164,132)	$174,706

Net earnings (loss) per share — basic	$(0.95)	$0.03	$(0.78)	$0.80

Net (loss) earnings per share — diluted	$(0.95)	$0.03	$(0.78)	$0.79

Weighted average shares — basic	208,710	216,325	210,206	218,006

Weighted average shares — diluted	208,710	219,548	210,206	221,797

Direct operations orders opened	407,400	523,300	1,432,200	1,797,800
Direct operations orders closed	260,600	339,100	875,900	1,138,200
Fee per file	$1,636	$1,683	$1,516	$1,620
Actual title claims paid	$84,668	$79,398	$227,831	$207,611

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Three Months Ended			Specialty	Corporate
September 30, 2008	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$1,000,835	$872,855	$99,901	$28,079
Interest and investment income	30,878	27,354	3,263	261
Realized gains and losses	(42,030)	(27,562)	(2,750)	(11,718)

Total revenue	989,683	872,647	100,414	16,622

Personnel costs	337,809	311,856	11,766	14,187
Other operating expenses	309,052	242,993	46,952	19,107
Agent commissions	254,883	254,883	—	—
Depreciation and amortization	35,068	27,523	1,207	6,338
Claim loss expense	359,664	313,483	46,181	—
Interest expense	16,081	1,321	124	14,636

Total expenses	1,312,557	1,152,059	106,230	54,268

Earnings (loss) before income taxes	(322,874)	(279,412)	(5,816)	(37,646)
Income tax expense	(125,488)	(104,888)	297	(20,897)

Earnings (loss) before equity investments and minority interest	(197,386)	(174,524)	(6,113)	(16,749)
Earnings (loss) from equity investments	(2,717)	1,548	—	(4,265)
Minority interest	(1,801)	159	—	(1,960)

Net earnings (loss)	$(198,302)	$(173,135)	$(6,113)	$(19,054)

Open orders	407,400	407,400	—	—
Closed orders	260,600	260,600	—	—

Three Months Ended			Specialty	Corporate
September 30, 2007	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$1,311,531	$1,184,291	$102,844	$24,396
Interest and investment income	47,709	42,414	4,178	1,117
Realized gains and losses	2,168	(1,152)	25	3,295

Total revenue	1,361,408	1,225,553	107,047	28,808

Personnel costs	427,683	400,020	10,834	16,829
Other operating expenses	283,928	217,640	45,891	20,397
Agent commissions	415,307	415,307	—	—
Depreciation and amortization	32,348	31,589	1,353	(594)
Claim loss expense	189,426	151,128	38,299	(1)
Interest expense	12,782	4,183	343	8,256

Total expenses	1,361,474	1,219,867	96,720	44,887

Earnings (loss) before income taxes	(66)	5,686	10,327	(16,079)
Income tax expense	(4,075)	(2,905)	3,197	(4,367)

Earnings (loss) before equity investments and minority interest	4,009	8,591	7,130	(11,712)
Earnings from equity investments	2,761	248	—	2,513
Minority interest	298	423	—	(125)

Net earnings (loss)	$6,472	$8,416	$7,130	$(9,074)

Open orders	523,300	523,300	—	—
Closed orders	339,100	339,100	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Nine Months Ended			Specialty	Corporate
September 30, 2008	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$3,219,452	$2,856,645	$278,889	$83,918
Interest and investment income	102,951	91,179	10,267	1,505
Realized gains and losses	(15,762)	(27,523)	(3,109)	14,870

Total revenue	3,306,641	2,920,301	286,047	100,293

Personnel costs	1,065,941	986,698	34,453	44,790
Other operating expenses	896,778	711,727	121,181	63,870
Agent commissions	911,692	911,692	—	—
Depreciation and amortization	106,679	87,670	4,225	14,784
Claim loss expense	547,596	438,701	108,895	—
Interest expense	50,935	5,076	463	45,396

Total expenses	3,579,621	3,141,564	269,217	168,840

Earnings (loss) before income taxes	(272,980)	(221,263)	16,830	(68,547)
Income tax expense	(112,146)	(87,311)	7,743	(32,578)

Earnings (loss) before equity investments and minority interest	(160,834)	(133,952)	9,087	(35,969)
Earnings (loss) from equity investments	(7,385)	2,983	—	(10,368)
Minority interest	(4,087)	559	—	(4,646)

Net earnings (loss)	$(164,132)	$(131,528)	$9,087	$(41,691)

Open orders	1,432,200	1,432,200	—	—
Closed orders	875,900	875,900	—	—

Nine Months Ended			Specialty	Corporate
September 30, 2007	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$4,069,825	$3,705,968	$297,573	$66,284
Interest and investment income	141,014	125,183	12,252	3,579
Realized gains and losses	12,449	2,146	(3)	10,306

Total revenue	4,223,288	3,833,297	309,822	80,169

Personnel costs	1,315,695	1,236,300	34,247	45,148
Other operating expenses	814,590	649,372	108,508	56,710
Agent commissions	1,298,340	1,298,210	—	130
Depreciation and amortization	92,894	86,678	4,423	1,793
Claim loss expense	413,495	301,662	111,834	(1)
Interest expense	37,194	11,215	1,197	24,782

Total expenses	3,972,208	3,583,437	260,209	128,562

Earnings (loss) before income taxes	251,080	249,860	49,613	(48,393)
Income tax expense	81,441	80,200	18,106	(16,865)

Earnings (loss) before equity investments and minority interest	169,639	169,660	31,507	(31,528)
Earnings from equity investments	4,620	1,947	—	2,673
Minority interest	(447)	1,355	—	(1,802)

Net earnings (loss)	$174,706	$170,252	$31,507	$(27,053)

Open orders	1,797,800	1,797,800	—	—
Closed orders	1,138,200	1,138,200	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	September 30,	December 31,
	2008	2007
	(Unaudited)
Cash and investment portfolio	$4,196,274	$4,671,383
Goodwill	1,351,106	1,339,705
Title Plant	342,599	331,888
Total assets	7,313,864	7,587,853
Notes payable	1,356,023	1,167,739
Reserve for claim losses	1,634,557	1,419,910
Secured trust deposits	589,476	689,935
Total stockholders’ equity	2,820,748	3,244,088
Book value per share	13.36	15.23
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